                                                                       CONFORMED

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 1, 2002


                                  (ZEMEX LOGO)

                                ZEMEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



             CANADA                       1-228                    NONE
(State or other jurisdiction of        (Commission           (I.R.S. Employer
         incorporation)                File Number)       Identification Number)


            CANADA TRUST TOWER, BCE PLACE, 161 BAY STREET, SUITE 3750
                        TORONTO, ONTARIO, CANADA M5J 2S1
              (Address, of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including are code (416) 365-8080


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.      ACQUISITION OR DISPOSITION OF ASSETS.

On February 1, 2002, the Registrant's wholly owned subsidiary, Zemex Corporation, a Delaware corporation, purchased the attapulgite clay assets of Milwhite Inc. for US$12 million. Milwhite's clay products find application in markets that Zemex currently serves, such as the formation of joint cement compounds for the construction industry, products for the oil well drilling industry, the absorbent industries, and the coatings markets. The purchase price will be funded by the corporation's existing credit facility.


ITEM 7(c).   EXHIBITS.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Registrant announcing the acquisition.






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ZEMEX CORPORATION




Dated:  February 12, 2002            By: /s/Allen J. Palmiere
                                         ---------------------------------------
                                         Allen J. Palmiere
                                         Vice President, Chief Financial Officer
                                         and Corporate Secretary







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                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------
99.1      Press Release dated February 4, 2002 announcing the acquisition of the attapulgite clay assets of Milwhite, Inc.